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                       SUPPLEMENT DATED OCTOBER 15, 2001

                                      TO

                        PROSPECTUSES DATED MAY 1, 2001


This Supplement is intended to be distributed with prospectuses dated May 1, 2001 for certain variable annuity contracts issued by John Hancock Life Insurance Company in states other than New York, and by John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY" or "REVOLUTION VALUE VARIABLE ANNUITY."

REVISED DEATH BENEFITS

  We have revised the death benefits described in the Basic Information section of the prospectus in response to the question "What happens if the annuitant dies before my contract's date of maturity?" That question and response is deleted, and replaced by the following:

What happens if the annuitant or owner dies before my contract's date of maturity?

  We will pay a death benefit to the contract's beneficiary, depending on the form of ownership and whether there is one annuitant or joint annuitants:

 . If your contract is owned by a single natural person and has a single annuitant, the death benefit is payable on the earlier of the owner's death and the annuitant's death.

 . If your contract is owned by a single natural person and has joint annuitants, the death benefit is payable on the earliest of the owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

 . If your contract is owned by joint owners and has a single annuitant, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the annuitant's death.

 . If your contract is owned by joint owners and has joint annuitants, the death benefit is payable on the earliest of the first owner's death (whether or not the owner is also an annuitant) and the last annuitant's death.

  If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable.

   We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 . proof of death before the contract's date of maturity, and

 . any required instructions as to method of settlement.

  We will generally pay the death benefit in a single sum to the beneficiary you chose, unless

 . the death benefit is payable because of the owner's death, the designated beneficiary is the owner's spouse, and he or she elects to continue the contract in force (we explain contract continuation by a spouse in the section entitled "Distributions following death of owner," below); or

 . an optional method of settlement is in effect. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options" in the Additional Information section of the prospectus.

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  We will pay a "standard" death benefit, unless you have chosen either the
"enhanced death benefit" rider, the "earnings enhancement death benefit" rider, or both. We describe these riders below.

     Standard death benefit

    The standard death benefit is the greater of:
                                     -------

 . the total value of your contract, adjusted by any then-applicable market value adjustment, or

 . the total amount of premium payments made, minus any partial withdrawals.

     Enhanced death benefit rider

  Under this rider, we will pay an enhanced death benefit (instead of the standard death benefit) that is the greatest of:
                                    --------

 . the amount of each premium you have paid, accumulated at 5% effective annual interest during the rider's measuring period (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

 . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract during the rider's measuring period, plus any premium payments you have made since that
                    ----
   anniversary, minus any withdrawals you have taken since that anniversary;
               -----
   or

 . the total value of your contract (adjusted by any market value adjustment) as of the date we receive due proof of death.

The rider's "measuring period" includes only those contract anniversaries that occur (1) before we receive proof of death and (2) before the rider's "measuring
          ------                                   ------
life" attains age 80 1/2. The rider's "measuring life" is:

 . the owner, if there is only one owner under your contract and the death benefit is payable because the owner dies before the Maturity Date,

 . the oldest owner, if there are joint owners under your contract and the death benefit is payable because either owner dies before the Maturity Date,

 . the annuitant, if there is only one annuitant under your contract and the death benefit is payable because the annuitant dies before the Maturity Date,

 . the youngest annuitant, if there are joint annuitants under your contract and the death benefit is payable because the surviving annuitant dies during the owner(s) lifetime(s) but before the Maturity Date.

If an owner is also an annuitant, we will generally consider that person to be an "owner" instead of an "annuitant" for purposes of determining the rider's measuring life.

  You may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider:

 . only if this rider is available in your state; and

 . only when you apply for the contract; and

 . only if each owner and each annuitant is under age 80 at the time you apply for the contract. (We may waive either or both of the last two restrictions for contracts purchased prior to the October 15, 2001 or prior to the date this rider was available in your state.)

   As long as the rider is in effect, you will pay a monthly charge for this benefit. We describe this charge in response to the question "What fees and charges will be deducted from my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it. The rider will also terminate upon a transfer of

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ownership, except where a spousal beneficiary continues the rider after an owner's death. (We explain contract continuation by a spouse in the section entitled "Distributions following death of owner," below);

     Earnings enhancement death benefit rider

  Under this rider, the death benefit may be increased by an earnings enhancement amount. The earnings enhancement amount is determined as follows:

 . if all of the owners and the annuitant are under age 70 on the date your rider is issued, the earnings enhancement amount will be 40% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 80% of your "Adjusted Net Premiums" prior to the date of the decedent's death;

 . if any of the owners or the annuitant is age 70 or older on the date your rider is issued, the earnings enhancement amount will be 25% of the difference between the Standard Death Benefit (or Enhanced Death Benefit, if that rider is in effect) and your "Net Premiums," up to a maximum benefit amount of 50% of your "Adjusted Net Premiums" prior to the date of the decedent's death; but

 . if there are joint annuitants under your contract, we will not count the age of the older annuitant for either of these purposes unless the older annuitant is also an owner.

"Net Premiums," for purposes of this rider, means premiums you paid for the contract, less any withdrawals in excess of earnings from your contract (including any surrender charges imposed on these withdrawals). For this purpose, we consider withdrawals to be taken first from earnings on your contract before they are taken from your purchase payments. "Adjusted Net Premiums" means Net Premiums minus any premiums you paid in the 12 month period prior to the decedent's death (excluding the initial premium).

  This rider is unavailable if your contract is purchased in connection with a tax-qualified retirement plan. In addition, you may elect to purchase an earnings enhancement death benefit rider:

 . only if this rider is available in your state; and

 . only when you apply for the contract (we may waive this restriction, however, for contracts purchased prior to October 15, 2001 or prior to the date this rider was available in your state); and

 . only if each owner and each annuitant is under age 75 at the time you apply for the rider.

  As long as the rider is in effect, you will pay a monthly charge for this benefit. We describe this charge in our response to the question "What fees and charges will be deducted from my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  This rider (and related charges) will terminate on the contract's date of maturity or upon your surrendering the contract. The rider will also terminate upon a transfer of ownership, except where a spousal beneficiary continues the rider after an owner's death. (We explain contract continuation by a spouse in the section entitled "Distributions following death of owner," below). Once this rider is in effect, you cannot request that we terminate it.

  In certain marketing materials, this rider may be referred to as the "Beneficiary Tax Relief" rider because any amounts paid under this rider can be used to cover taxes that may be due on death benefit proceeds under your contract. Amounts paid under this rider, however, may also be subject to tax and may be greater than or less than the amount of taxes due on the death benefits. We provide general information on income taxes due on death benefits in the Tax Information section of the prospectus.

  The earnings enhancement amount decreases if you withdraw earnings that accumulate under your contract. This rider may not be appropriate for you if you expect to withdraw earnings.

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 DEATH BENEFIT RIDER CHARGES

  We describe the charges for optional benefit riders in our response to the question "What fees and charges will be deducted from my contract?" in the Basic Information section of the prospectus. We supplement the section of the response entitled "Other Charges" with the following information:

Other charges

  We also offer, subject to state availability, an optional Earnings Enhancement Death Benefit rider. We charge a separate monthly charge if you select this rider. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

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  Earnings Enhancement Death Benefit     0.25% of your contract's total value
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  We deduct the charge for the Earnings Enhancement Death Benefit rider proportionally from each of your investment options, based on your value in each.

DISTRIBUTIONS FOLLOWING DEATH OF OWNER

  We have retitled and revised the section entitled "Distribution requirements following death of owner" in the Additional Information portion of the prospectus to read as follows:

Distributions following death of owner

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if death benefits become payable when you die. We summarize these provisions and the effect of spousal continuation of the contract in the box below.

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IF DEATH BENEFITS ARE PAYABLE UPON YOUR DEATH BEFORE ANNUITY PAYMENTS HAVE
BEGUN:
 . if the contract's designated beneficiary is your surviving spouse, your spouse may elect to continue the contract in force as the owner. In that case:
     (1) we will not pay a death benefit, but the total value of your contract will equal the death benefit that would have been payable under your contract (including amounts payable under any optional death benefit riders). Any additional amounts that we credit to your contract will be allocated to the investment options in the same ratio as the investment allocations held at the time of death and will not be subject to any future surrender or withdrawal charges; and
     (2) your spouse may elect to add or continue any optional death benefit riders under his or her name, subject to our then current underwriting standards and the deduction of rider charges at our then current rates. For purposes of calculating the amount of a second Death Benefit, we will treat the total value of your contract (including any step-up in value) as the initial premium and the date the rider is added or continued as the rider's date of issue.
 . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:
     (1) paid out in full within five years of your death or
     (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
 . the "entire interest" in the contract on the date of your death equals the standard death benefit (or any enhanced death benefit) and, if an earnings enhancement benefit rider is then in force, any earnings enhancement death benefit amount, that may then be payable.

IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:

 . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
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  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements, but we do not make the earnings enhancement death benefit rider available.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

TAX INFORMATION

  Death benefit proceeds may be taxable, in whole or in part, when we pay them to your beneficiary. We provide general information about payments in excess of your "investment in the contract" in the Additional Information section of the prospectus, in the subsection entitled "Tax Information."

  In addition, we supplement our response to the question "What are the tax consequences of owning a contract?" in the Basic Information section of the prospectus with the following information: "All or part of a payment of any death benefit proceeds may constitute a taxable payout of earnings."

MISCELLANEOUS

  We have changed the definition of "annuitant" contained in response to the question "Is the owner also the annuitant?" in the Basic Information section of the prospectus to read as follows: "The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments."

  We have changed the issue age limits shown on page 12 of the prospectus in the section entitled "Limits on premium payments." We will not issue a contract if any proposed owner or annuitant is older than age 84. We may, however, waive this or any of the other underwriting limits shown in this section.

CALCULATION OF EARNINGS ENHANCEMENT DEATH BENEFIT

  We have added a new Appendix C to the prospectus, as follows:

APPENDIX C - EXAMPLES OF EARNINGS ENHANCEMENT DEATH BENEFIT CALCULATION

  The following are examples of the earnings enhancement death benefit. We have assumed that there are earnings under the contracts in each case. Actual investment performance may be greater or lower than the amounts shown.

Example 1 - Earnings enhancement death benefit with standard death benefit, no adjustments for withdrawals or additional premium payments

   Assume:

 . You elect the earnings enhancement death benefit rider (but not the enhanced death benefit rider) when you purchase your contract,

 . At the time of purchase, you and the annuitant are each under age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . We determine the death benefit before the Maturity Date, in the fourth year of your contract on a day when the total value of your contract is $180,000.

  Calculation of Standard Death Benefit

  We compare the total value of your contract ($180,000, with no market value adjustment) to the total amount of premiums you paid ($100,000, with no adjustment for withdrawals). The standard death benefit is the higher of the two, or $180,000.

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  Calculation of Earnings Enhancement Amount

  Because you and the annuitant were both under age 70 when the rider was issued, the earnings enhancement amount is 40% of the difference between the standard death benefit and your "Net Premiums," up to a maximum benefit amount equal to 80% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid ($100,000) by the amount of any withdrawals in excess of earnings ($0, with no adjustment for withdrawal charges). In this example, the Net Premiums is $100,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($100,000) by any premiums you made, other than the initial premium, during the 12 months before we calculated the death benefit ($0). In this example, the "Adjusted Net Premiums" is $100,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 80% of the Adjusted Net Premiums ($100,000), or $80,000.

  The earnings enhancement amount is 40% of the difference between the standard death benefit ($180,000) and your Net Premiums ($100,000), up to the maximum benefit amount. In this example, 40% of the difference is $32,000, which is less than the maximum benefit amount ($80,000). The earnings enhancement amount is therefor $32,000.

  The total Death Benefit in this example is the standard death benefit ($180,000) plus the earnings enhancement amount ($32,000), or $212,000.

Example 2 - Earnings enhancement death benefit with enhanced death benefit, adjusted for withdrawal and additional premium

   Assume:

 . You elect the earnings enhancement death benefit rider and the enhanced death benefit rider when you purchase your contract,

 . At the time of purchase, you are over age 70 and you pay an initial premium of $100,000,

 . You allocate the premium to a variable investment option, and make no transfers of contract value to other investment options,

 . On the seventh anniversary of your contract, your total value in the contract is $175,000, which is the highest value on any anniversary date

 . On the day after the seventh anniversary of your contract, you make a withdrawal of $80,000,

 . On the eighth anniversary of your contract, the total value of your contract is $110,000, and you make an additional premium payment of $10,000 at the end of the eighth year of your contract

 . We determine the death benefit before the Maturity Date in the middle of the ninth year of your contract, on a day when the total value of your contract is $120,000.

     Calculation of Enhanced Death Benefit

  In this example, the enhanced death benefit is the highest of an accumulated premium "roll-up" amount, a "highest anniversary value" amount and the value of your contract on the date the death benefit is determined.

  Calculation of Premium Roll-up - We calculate the amount of each premium you have paid, accumulated at a 5% effective annual rate, adjusted for any withdrawals. In this example, the accumulated value of your initial premium, after adjustment for the $80,000 withdrawal, is $65,319.75, and the accumulated value of your second premium is $10,246.95. The total amount of the premium "roll-up" is $75,566.70.

  Calculation of Highest Anniversary Value - We determine the highest anniversary value of your contract on any anniversary date during the rider's measuring period ($175,000), plus any premiums since that date ($10,000), minus
any withdrawals since that date ($80,000).   In this example, the "highest
anniversary value" is $105,000.

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  The total value of your contract on the date the death benefit is determined
($120,000, with no market value adjustment) is higher than the premium roll-up amount ($75,566.70) and higher than the "highest anniversary value" amount ($105,000). The enhanced death benefit is therefor $120,000.

     Calculation of Earnings Enhancement Amount

  Because you were over age 70 when the rider was issued, the earnings enhancement amount is 25% of the difference between the enhanced death benefit and your "Net Premiums," up to a maximum benefit amount equal to 50% of your "Adjusted Net Premiums."

  Calculation of Net Premiums and Adjusted Net Premiums - To determine "Net Premiums," we reduce the premiums you paid by the amount of any withdrawals in excess of earnings (including withdrawal charges). In this example, you withdrew $80,000 at a time when your earnings were $75,000 and no withdrawal charges were imposed. The amount withdrawn in excess of earnings is therefore $5,000. Net Premiums is the amount of premiums paid ($110,000) less amounts withdrawn in excess of earnings ($5,000), or $105,000. To determine "Adjusted Net Premiums," we reduce the Net Premiums ($105,000) by any premiums you made during the 12 months before we calculated the death benefit ($10,000). In this example, the "Adjusted Net Premiums" is $95,000.

  Calculation of Maximum Benefit Amount - The maximum benefit amount under the earnings enhancement death benefit rider in this example is 50% of your Adjusted Net Premiums ($95,000), or $47,500.

  The earnings enhancement amount is 25% of the difference between the enhanced death benefit ($120,000) and your Net Premiums ($105,000), up to the maximum benefit amount. In this example, 25% of the difference is $3,750, which is less than the maximum benefit amount ($47,500). The earnings enhancement amount is therefor $3,750.

  The total Death Benefit in this example is the enhanced death benefit ($120,000) plus the earnings enhancement amount ($3,750), or $123,750.

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